                                                                      EXHIBIT 21

                                SUBSIDIARIES OF
                         AMERICAN ECOLOGY CORPORATION

       Name                      State of Incorporation       Other Names
       ----                      ----------------------       -----------
American Ecology Recycle                 Delaware                 None
 Center, Inc.
- --------------------------------------------------------------------------------
US Ecology, Inc.                        California                None
- --------------------------------------------------------------------------------
Texas Ecologists, Inc.                    Texas                   None
- --------------------------------------------------------------------------------
American Ecology Environmental            Texas                   None
 Services Corporation
- --------------------------------------------------------------------------------
American Ecology Services                Delaware                 None
 Corporation
- --------------------------------------------------------------------------------
WPI Transportation, Inc.                  Texas               American Ecology
                                                            Transportation, Inc.
- --------------------------------------------------------------------------------
WPI Waste Carriers, Inc.                  Texas                   None
- --------------------------------------------------------------------------------
Transtec Environmental, Inc.               Ohio              American Ecology
                                                            Environmental, Inc.
- --------------------------------------------------------------------------------
American Liability and Excess            Vermont                  None
 Insurance Company
- --------------------------------------------------------------------------------
American Ecology Management              Delaware                 None
 Corporation
- --------------------------------------------------------------------------------
American Ecology International, Inc.     Delaware                 None
- --------------------------------------------------------------------------------